SUPPLEMENT TO THE SPARTAN(registered trademark)
MUNICIPAL FUNDS
FEBRUARY 28, 2000 PROSPECTUS

The following information replaces the biographical information for Norm Lind found in the "Fund Management" section on page 24.

Christine Thompson is vice president and manager of Spartan
Intermediate Municipal Income Fund, which she has managed since July 2000. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.



SUPPLEMENT TO FIDELITY'S MICHIGAN MUNICIPAL FUNDS' FEBRUARY 28, 2000
PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 26.

George Fischer is vice president and manager of Spartan Michigan
Municipal Income Fund, which he has managed since July 2000. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr.
Fischer has worked as a research analyst and manager.